Exhibit 99.1
Clover Health Reports First Quarter 2026 Results
Business Highlights:
•Delivered positive GAAP Net Income in the first quarter of 2026, with strong performance across key metrics: Total revenues, Adjusted EBITDA, and Consolidated Gross Profit
•Market-leading Medicare Advantage membership growth with underlying trends tracking in line with expectations
•Expect to meet or exceed full year 2026 outlook across all metrics, including achieving first full year GAAP Net Income profitability
Financial Results:
•First quarter 2026 GAAP Net Income of $27 million, an improvement of $29 million year-over-year
•First quarter 2026 Medicare Advantage membership of 155,773, up 51% year-over-year, and Total revenues of $749 million, up 62% year-over-year
•First quarter 2026 Consolidated Gross Profit of $160 million, up 47% year-over-year, and Adjusted EBITDA of $40 million, up 56% year-over-year
Full Year 2026 Guidance:
•Average Medicare Advantage membership of 154,000 - 158,000, representing 46% growth year-over-year at the midpoint
•Total revenues between $2.81 billion and $2.92 billion, representing 49% growth year-over-year at the midpoint
•Consolidated Gross Profit between $470 million and $510 million, representing 38% growth year-over-year at the midpoint
•Adjusted EBITDA profitability between $50 million and $70 million
•GAAP Net Income between $0 million and $20 million
WILMINGTON, Del. – May 6, 2026 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today reported financial results for the first quarter 2026. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
“Our results demonstrate the differentiated model we have built to drive growth and profitability while expanding access to high-quality, affordable care through a wide-network PPO,” said Clover Health CEO Andrew Toy. “During the first quarter, we delivered strong performance across key metrics, driven by deeper clinical engagement, with Clover Assistant supporting earlier intervention and better outcomes for our members. As we continue to scale our technology to reach more members, we expect to achieve our first full year of GAAP Net Income profitability in 2026.”
“We achieved positive GAAP Net Income in the first quarter of 2026 while continuing to grow at a market-leading rate,” said Clover Health Interim CFO Clay Thornton. “Results are developing in line with our expectations, and we are encouraged by early medical cost trend indicators across both new and returning cohorts. We expect to meet or exceed our full year 2026 outlook across all metrics, including our expectation to deliver GAAP Net Income profitability.”

Key Company highlights are as follows:

	Three Months Ended March 31,
Dollars in Millions	2026	2025	Change (%)
Consolidated:
Total revenues	$749.2	$462.3	62.1%
Consolidated Gross profit(1)	$159.5	$108.9	46.5%
Salaries and benefits plus General and administrative expenses ("SG&A")	$131.7	$109.7	20.1%
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A")(2)	$119.3	$83.1	43.6%
Adjusted SG&A as a % of Total revenues	15.9%	18.0%	(210) bps
Net income (loss)	$27.3	$(1.3)	N/A*
Adjusted EBITDA(2)	$40.3	$25.8	56.2%
Adjusted Net income(2)	$39.7	$25.3	56.9%
Total cash, cash equivalents, and investments	$418.2	$390.8	7.0%
Insurance Segment:
Average Medicare Advantage membership(5)	154,607	101,959	51.6%
Insurance revenue	$744.2	$456.9	62.9%
Insurance net medical claims incurred	$610.0	$367.9	65.8%
Insurance BER(3)	86.5%	86.1%	40 bps
1,2,3,4,5
2026 Financial Guidance

2026 Guidance
Total revenues	$2.81 billion - $2.92 billion
Consolidated Gross profit(1)	$470 million - $510 million
Adjusted EBITDA(4)	$50 million - $70 million
GAAP Net income	$0 million - $20 million
Average Medicare Advantage membership	154,000 - 158,000
Lives under Clover Management

	March 31, 2026	March 31, 2025
Insurance members	155,773	103,418
Earnings Conference Call Details
*Not presented as a % change because the current or prior period amount is zero or the amount for the line item changed from a gain to a loss (or vice versa) and thus yields a result that is not meaningful.
1 Consolidated Gross profit (Non-GAAP) is a non-GAAP financial measure and is calculated by taking net income (loss) before salaries and benefits, general and administrative expenses, depreciation and amortization, premium deficiency reserve expense, restructuring costs, impairment of goodwill and other intangible assets, interest expense, change in fair value of warrants, and loss on investment. A reconciliation of Consolidated Gross profit (Non-GAAP) to Net income, the most directly comparable GAAP measure is provided in the table immediately following the consolidated financial statements below. A reconciliation of projected Consolidated Gross profit is not provided because certain items that are inherently uncertain and difficult to predict, including the reconciliation items included above, which are excluded from Consolidated Gross profit (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
2 Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net income (Non-GAAP) are Non-GAAP financial measures. Reconciliations of Adjusted SG&A (Non-GAAP) to SG&A, Adjusted EBITDA (Non-GAAP) to Net income, and Adjusted Net income (Non-GAAP) to Net income, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
3 Insurance Benefits Expense Ratio (“BER”) is a Non-GAAP financial measure. A reconciliation of Insurance BER to Insurance Net medical claims incurred, net, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. The Company has discontinued disclosure of Normalized Insurance Benefits Expense Ratio beginning in the first quarter of 2026, as management no longer uses this metric to evaluate operating performance or allocate resources. The Company will continue to present Insurance Benefits Expense Ratio.
4 A reconciliation of projected Adjusted EBITDA (Non-GAAP) to Net income (loss), the most directly comparable GAAP measure, is not provided because Stock-based compensation, which is excluded from Adjusted EBITDA (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's Non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures” below and in Appendix A.
5 Average Medicare Advantage membership represents the average membership during the three months included in the first quarter of 2026.

Clover Health’s management will host a conference call to discuss its financial results on Wednesday, May 6, 2026, at 5:00 PM Eastern Time. A live audio webcast will also be available online and you may register at: https://clover-health-1q26-earnings-call.open-exchange.net/ and related presentation materials will be available at Clover Health’s Investor Relations website at investors.cloverhealth.com. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link and at Clover Health’s Investor Relations website at investors.cloverhealth.com, and will remain available for approximately 12 months.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "2026 Financial Guidance" and statements regarding expectations relating to potential improvements in revenues, Consolidated Gross profit, Adjusted SG&A, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2026). Statements regarding our GAAP Net Income, Consolidated Gross profit, and Adjusted EBITDA profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2026 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2026, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures
We use Non-GAAP measures in this release, including Consolidated Gross profit, Adjusted SG&A, Adjusted SG&A as a percentage of Total revenues, Adjusted EBITDA, Adjusted Net income, and Insurance BER. These Non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these Non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These Non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these Non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.
About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, Chronic Obstructive Pulmonary Disease, and in Underserved Populations as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.
Visit: www.cloverhealth.com
Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Inquiries:
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amounts)
(unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$173,265	$78,301
Short-term investments	4,294	17,047
Investment securities, available-for-sale (Amortized cost: 2026: $24,216; 2025: $23,231)	24,190	23,131
Investment securities, held-to-maturity (Fair value: 2026: $1,794; 2025: $1,779)	1,794	1,777
Accrued retrospective premiums	129,215	63,875
Healthcare receivables	73,474	94,866
Prepaid expenses	18,423	18,209
Other assets, current	23,366	10,649
Total current assets	448,021	307,855

Investment securities, available-for-sale (Amortized cost: 2026: $202,886; 2025: $186,464)	202,240	187,092
Investment securities, held-to-maturity (Fair value: 2026: $12,300; 2025: $12,495)	12,444	12,571
Property and equipment, net	6,904	6,385
Other intangible assets	2,990	2,990
Other assets, non-current	25,129	24,118
Total assets	$697,728	$541,011

Liabilities and Stockholders' Equity
Current liabilities:
Unpaid claims	$260,417	$153,250
Accounts payable and accrued expenses	39,170	36,211
Accrued salaries and benefits	31,230	16,038
Other liabilities, current	5,766	3,324
Total current liabilities	336,583	208,823

Other liabilities, non-current	21,719	23,484
Total liabilities	358,302	232,307
Commitments and Contingencies
Stockholders' equity:
Class A Common Stock, $0.0001 par value; 2,500,000,000 shares authorized at March 31, 2026 and December 31, 2025; 429,555,578 and 426,669,369 issued and outstanding at March 31, 2026 and December 31, 2025, respectively	43	43
Class B Common Stock, $0.0001 par value; 500,000,000 shares authorized at March 31, 2026 and December 31, 2025; 95,715,856 and 92,373,157 issued and outstanding at March 31, 2026 and December 31, 2025, respectively	9	9
Additional paid-in capital	2,695,144	2,682,663
Accumulated other comprehensive (loss) income	(672)	528
Accumulated deficit	(2,261,018)	(2,288,352)
Less: Treasury stock, at cost; 34,977,670 and 33,412,273 shares held at March 31, 2026 and December 31, 2025, respectively	(94,080)	(86,187)
Total stockholders' equity	339,426	308,704
Total liabilities and stockholders' equity	$697,728	$541,011

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Dollars in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues:
Premiums earned, net (Net of ceded premiums of $92 and $95 for the three months ended March 31, 2026 and 2025, respectively)	$744,189	$456,906
Other income	5,000	5,425
Total revenues	749,189	462,331

Operating expenses:
Net medical claims incurred	589,648	353,442
Salaries and benefits	57,063	59,022
General and administrative expenses	74,629	50,675
Depreciation and amortization	515	466
Total operating expenses	721,855	463,605
Income (loss) from operations	27,334	(1,274)

Net income (loss)	$27,334	$(1,274)

Per share data:
Basic weighted average number of class A and class B common shares and common share equivalents outstanding	522,184,385	497,056,331
Diluted weighted average number of class A and class B common shares and common share equivalents outstanding	532,501,448	497,056,331

Basic earnings (loss) per share	$0.05	$—
Diluted earnings (loss) per share	$0.05	$—

Net unrealized (loss) gain on available-for-sale investments	(1,200)	1,510
Comprehensive income	$26,134	$236

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities:
Net income (loss)	$27,334	$(1,274)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	515	466
Stock-based compensation	12,271	26,437
Accretion, net of amortization	(441)	(437)
Change in accrued interest earned	141	540
Net realized gains on investment securities	(28)	(42)
Changes in operating assets and liabilities:
Accrued retrospective premiums	(65,340)	(43,474)
Prepaid expenses	(214)	(3,415)
Other assets	(13,730)	(1,147)
Healthcare receivables	21,392	(1,990)
Unpaid claims	107,167	(5,358)
Accounts payable and accrued expenses	2,959	(4,011)
Accrued salaries and benefits	15,192	11,433
Other liabilities	677	5,979
Net cash provided by (used in) operating activities	107,895	(16,293)
Cash flows from investing activities:
Purchases of short-term investments, available-for-sale, and held-to-maturity securities	(40,915)	(33,169)
Proceeds from sales of short-term investments and available-for-sale securities	33,838	16,483
Proceeds from maturities of short-term investments and available-for-sale securities	2,863	25,801
Purchases of property and equipment	(854)	(185)
Net cash (used in) provided by investing activities	(5,068)	8,930
Cash flows from financing activities:
Issuance of common stock, net of early exercise liability	30	215
Cash paid for shares withheld related to stock-based compensation	(7,893)	(13,659)
Repurchases of common stock	—	(18,297)
Net cash used in financing activities	(7,863)	(31,741)
Net increase (decrease) in cash and cash equivalents	94,964	(39,104)
Cash and cash equivalents, beginning of period	78,301	194,543
Cash and cash equivalents, end of period	$173,265	$155,439

CLOVER HEALTH INVESTMENTS, CORP.
OPERATING SEGMENT
(in thousands)
(unaudited)
	Three months ended March 31,
Insurance Segment	2026	2025
Premiums earned, net (net of ceded premiums)	$744,189	$456,906
Less:
Net medical claims incurred	610,001	367,887
Segment gross profit	$134,188	$89,019

Reconciliation:
Elimination of intersegment profits	$20,353	$14,445
Other income	5,000	5,425
Salaries and benefits	(57,063)	(59,022)
General and administrative expenses	(74,629)	(50,675)
Depreciation and amortization	(515)	(466)
Net income (loss)	$27,334	$(1,274)

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED GROSS PROFIT (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss) (GAAP):	$27,334	$(1,274)
Adjustments:
Salaries and benefits	57,063	59,022
General and administrative expenses	74,629	50,675
Depreciation and amortization	515	466
Consolidated Gross profit (Non-GAAP)	$159,541	$108,889
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Salaries and benefits	$57,063	$59,022
General and administrative expenses	74,629	50,675
Total SG&A (GAAP)	131,692	109,697
Adjustments:
Stock-based compensation	(12,271)	(26,437)
Non-recurring legal expenses and settlements	(137)	(153)
Adjusted SG&A (non-GAAP)	$119,284	$83,107

Total revenues (GAAP)	$749,189	$462,331
Adjusted SG&A (non-GAAP) as a percentage of Total revenues	15.9%	18.0%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss) (GAAP):	$27,334	$(1,274)
Adjustments:
Depreciation and amortization	515	466
Stock-based compensation	12,271	26,437
Non-recurring legal expenses and settlements	137	153
Adjusted EBITDA (non-GAAP)	$40,257	$25,782
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED NET INCOME (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Net income (loss) (GAAP):	$27,334	$(1,274)
Adjustments:
Stock-based compensation	12,271	26,437
Non-recurring legal expenses and settlements	137	153
Adjusted Net income (non-GAAP)	$39,742	$25,316
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Net medical claims incurred, net (GAAP)	$610,001	$367,887
Adjustments:
Quality improvements	34,047	25,712
Insurance Benefits Expense (non-GAAP)	$644,048	$393,599

Premiums earned, net (GAAP)	$744,189	$456,906
Insurance Benefits Expense Ratio (non-GAAP)	86.5%	86.1%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions
Consolidated Gross profit - A Non-GAAP financial measure defined by us as net income (loss) before salaries and benefits, general and administrative expenses, depreciation and amortization, premium deficiency reserve expense, restructuring costs, impairment of goodwill and other intangible assets, interest expense, change in fair value of warrants, and loss on investment. We believe that Consolidated Gross profit provides management, investors, and others a useful view of consolidated business performance and operational results. Accordingly, we believe that Consolidated Gross profit provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted SG&A - A Non-GAAP financial measure defined by us as total SG&A less stock-based compensation and non-recurring legal expenses and settlements. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of Total revenues is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.
Adjusted EBITDA - A Non-GAAP financial measure defined by us as net income (loss) before depreciation and amortization, interest expense, change in fair value of warrants, loss on investment, stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted Net income - A Non-GAAP financial measure defined by us as net income (loss) before stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted Net income is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends. We believe that Adjusted Net income is helpful to investors in assessing the Company’s financial performance in the same manner as our management and our board of directors.
Insurance Benefits Expense Ratio - A Non-GAAP financial measure defined by us as Benefits Expense Ratio ("BER"). We calculate our Insurance BER by taking the total of Insurance net medical expenses incurred and quality improvements, and dividing that total by premiums earned on a net basis, in a given period. Quality improvements include expenses associated with activities that improve health outcomes, as defined by the U.S. Department of Health and Human Services ("HHS"), as well as those directly tied to enhancing healthcare quality, such as the Company's spend on health information technology, wellness and prevention programs, initiatives to reduce hospital readmissions, and our clinically focused Member Rewards program for the current year. We believe our Insurance BER is useful to management, investors, and others because it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and gives a comprehensive view of costs related to maintaining and improving the quality of care of our members, which is crucial for sustaining member satisfaction and adherence to treatment regimens.